EX-99.906CERT

   CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                            OF THE SARBANES-OXLEY ACT

I, Earle A. Malm II, President of HighMark Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 6, 2011        /s/ Earle A. Malm II
     --------------        -----------------------------------------------------
                           Earle A. Malm II, President
                           (principal executive officer)


I, Pamela O'Donnell, Chief Financial Officer of HighMark Funds (the "Registrant"), certify that:

1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: April 6, 2011        /s/ Pamela O'Donnell
     --------------        -----------------------------------------------------
                            Pamela O'Donnell, Chief Financial Officer
                            (principal financial officer)